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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT(No. 33-67174)UNDER THE SECURITIES ACT OF 1933         [x]

     Pre-Effective Amendment No.                                             [ ]

     Post-Effective Amendment No. 4                                          [x]

                             and

REGISTRATION STATEMENT (No.811-7975) UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                                      [x]

     Amendment No.8                                                          [x]
               (Check appropriate box or boxes.)

                           Hudson Investors Fund Inc.
               (Exact Name of Registrant as Specified in Charter)

790 Bloomfield Ave., P.O. Box 2070, Clifton, NJ 07012
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code 973-458-8000

      Javed Latef, President, Hudson Investors Fund, 790 Bloomfield Ave.,
                        P.O. Box 2070, Clifton, NJ 07012
                     (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering    N/A

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph(a)(1)
     [x] on September 2, 1999 pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2 of the Investment Company Act of 1940. Pursuant to Section (b) (2) of Rule 24f-2, The Registrant filed a Rule 24f notice for its fiscal year ended December 31, 1998 with the Securities and Exchange Commission on June 17, 1999.

Copy To:                                              John W. Belash, Esq.
                                                      110 Wall Street, Suite 15B
                                                      New York, New York 10005


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that it is registering an indefinite amount of its securities pursuant to this Registration Statement.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8 (a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to Section 8 (a), may determine.

                           Hudson Investors Fund, Inc.
                              CROSS REFRENCE SHEET

Form N-1A
Item Number                                                     Location in Prospectus


Item 1.     Front and Back Pages                            Front and Back Cover Page
Item 2.     Risk/Return Summary: Investments,               Key Features, Performance
            Risks and Performance
Item 3.     Risk/Return Summary:  Fee Table                 Fund Expenses
Item 4.     Investment Objectives, Principal                Investment Objectives, Policies and
            Investment Strategies, and Related Risks        Risks
Item 5.     Management's Discussion of Fund Performance     Description, Management
Item 6.     Management, Organization and Capital Structure  Description of Common Stock
Item 7.     Shareholder Information                         Computation of Net Asset Value,
                                                            How to Buy Shares, How to Redeem Shares, Tax
                                                            Treatment: Income Dividends and Capital Gains
Item 8.     Distribution Arrangements                       How to Buy Shares, Shareholders
                                                            Transaction Expenses
Item 9.     Financial Highlights Information                Financial Highlights



Form N-1A                                                   Location in Statement of Additional
Item Number                                                 Information


Item 10.    Cover Page and Table of Contents                Cover Page, Table of Contents
Item 11.    Fund History                                    Fund History
Item 12.    Description of the Fund and its                 Classification, Investment Strategies
            Investments and Risks                           and Risks, Investment Restrictions
Item 13.    Management of the Fund                          Officers and Directors
Item 14.    Control Persons and Principal                   Control Persons and Principal Holders
            Holders of Securities                           of Securities
Item 15.    Investment Advisory and Other Services          Investment Advisory Agreement,
                                                            Administrative Agreement
Item 16.    Brokerage Allocation and Other                  Portfolio Transactions &
            Practices                                       Brokerage Commissions

Item 17.    Capital Stock and Other Securities              Notes to Financial Statements, Note 6
Item 18.    Purchase, Redemption and Pricing of             Computation of Net Asset Value
            Shares                                          How to  Buy  Shares, How to Redeem
                                                            Shares

Item 19.    Taxation of Fund                         Additional Information
                                                     concerning Taxes
Item 20.    Underwriters                             Not Applicable
Item 21.    Calculation of Performance Data          Additional Information on
                                                     Performance
                                                     Total Return Calculations

Item 22.    Financial Statements                     Financial Statements


Part C. Other Information

Item 23.    Exhibits                                 Exihibits
Item 24.    Persons Controlled by or Under Common    Persons Controlled by or Under
            Control with the Fund                    Common Control with the Fund
Item 25.    Indemnification                          Indemnification
Item 26.    Business and Other Connections of        Business and Other Connections
            the Investment Advisor                   of Advisor
Item 27.    Principal Underwriters                   Principal Underwriters
Item 28.    Location of Accounts and Records         Location of Accounts and Records
Item 29.    Management Services                      Management Services
Item 30.    Undertakings                             Undertakings

PROSPECTUS
August 5, 1999


HUDSON INVESTORS FUND, INC.
(Trading Symbol: HUDIX)

HUDSON INVESTORS FUND, INC. (the "Fund") is a diversified open-end management investment company known as a mutual fund. There is no sales charge incurred in making an investment in the Fund. The Fund seeks to provide growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards.

This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

A Statement of Additional Information for the Fund (also known as Part B) dated August 5, 1999, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call collect to the Fund at its address or telephone number set forth under "General Information" in the Prospectus.

Mutual Fund shares are not deposits or obligations of, or guaranteed by any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



HUDSON INVESTORS FUND, INC.
790 Bloomfield Avenue
P.O.Box 2070
Clifton, NJ 07012

Telephone:       (973) 458-8000
Fax:             (973) 458-1836

KEY FEATURES

Goal

Growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards. With the objective of growth of capital production of income is a secondary objective. As with any mutual fund, there is no assurance that the Fund will achieve its goal.

Strategy

The Fund concentrates its investments in businesses which nearly all strict moral and ethical investors, regardless of personal, philosophical, religious or moral standards would feel comfortable supporting.

Management

Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. The functions of Investment Manager and Administrator are performed by Hudson Advisers, Inc. and Hudson Investment Management, Inc. respectively.

Suitability

The Fund may be appropriate for investors who are willing to invest in a fund with considerable volatility in pursuit of potentially high long term returns. In addition, it should be noted that the moral and ethical considerations inherent in the Fund's investment philosophy necessarily limit the available investments compared with funds with no such criteria.

The value of the Fund's investments will vary from day to day due to change in stock prices. Stock prices can fluctuate considerably due to market conditions and political, economic and company news.

When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan.

Fund Expenses

Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets and their effect is already factored into any quoted share price or return. Also, as an investor, you may pay certain expenses directly.

A. SHAREHOLDERS TRANSACTION EXPENSES

Sales Load on Purchases                              None
Sales Load on Reinvested Dividends                   None
Deferred Sales Load                                  None
Redemption Fee (Redemption within one year)          None
Redemption Fee (Redemption after one year)           None

B. ANNUAL FUND OPERATING  EXPENSES ESTIMATED FISCAL 1999
(as a percentage of net assets)

Management Fees      (note 1)                        1.00%
Rule 12b-I Fees      (note 2)                        0.00%
Administrative Fees  (note 1)                        0.25%
Other Expenses                                       4.31%
                                                    ------
     Total Fund Operating Expenses                   5.56%

C. EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each period:

1 Year                                               $ 66
3 Years                                              $198

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor In the Fund may bear directly or indirectly. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return more or less than 5%. The example should not be considered a representation of future expenses or performance. Actual expenses may be more or less than those shown.

     A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. If you request a wire redemption of less than $1,000, you will be charged a $20.00 wire fee.

     B. Annual Fund Operating Expenses are based on an estimate of the Fund's expenses. Management Fees are paid by the Fund to Hudson Advisors, Inc. for managing the Fund's investments. Administrative Fees are paid by the Fund to Hudson Investment Management, Inc. for managing the Fund's business affairs. These fees may be decreased depending on the size of the Fund-See "Investment Manager and the Administrator". The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees, Administrative Fees and Other Expenses have already been reflected in the Fund's yield or share price and are not charged directly to individual shareholder accounts.

----------
1. Management Fees and Administrative Fees were waived till December 31, 1998.

2. The Board of Directors expects to adopt a "Service and Distribution Plan" pursuant to Rule 12b-1 under the Investment Company Act of 1940, which must be submitted to shareholders before it can take effect . If approved by holders of a majority of the Fund's outstanding shares, it will provide for an annual fee of 1% of Fund assets.

Financial Highlights

                                                             Year           Ended          December       31             Aug 9, 1994
                                                             ----           -----          --------       --                      to
                                                             1998           1997           1996           1995           Dec.31,1994

Net asset value, beginning of period                         $ 165,330      $ 237,255      $ 251,028      $ 333,086      $ 200,000

Income from investment operations:


Net investment income                                        $     333      $   1,237      $   1,091      $   2,424      $   1,273
Net gains/(losses) on securities
(both realized and unrealized)                               $     647      $ (26,926)     $ (35,431)     $ (87,648)     $ (11,914)

Total from Investment Operations                             $     980      $ (25,689)     $ (34,340)     $ (85,224)     $ (10,641)
Capital Share Transactions                                   $  (6,152)     $  (1,953)     $  30,800      $   8,680      $ 145,000
Less: Distributations:
Dividends from net investment income                         $-             $-             $-             $-             $-
Distributions from net realized capital gains                $-             $-             $-             $-             $-
Return of capital                                            $-             $-             $-             $-             $-
Administrative expenses                                      $ (64,473)     $ (44,283)     $ (10,233)     $  (5,514)     $  (1,273)

Total Distributions                                          $ (64,473)     $ (44,283)     $ (10,233)     $  (5,514)     $  (1,273)

        Net Asset Value, end of period                       $  95,685      $ 165,330      $ 237,255      $ 251,028      $ 333,086


Total Return                                                 -39.63%        -30.33%           7.98%       -6.97%         -3.80%

Ratios / Supplimental Data:
Net assets, end of period                                    $  95,685      $ 165,330      $ 237,255      $ 251,028      $ 333,086
Ratio of expenses to average net assets                          49.09%         21.38%          4.31%          1.45%          0.48%
Ratio of net investment income to average net                     0.25%          0.61%          0.45%          0.83%          0.48%
assets
Portfolio turnover rate                                          46.27%         50.24%           246%           143%            30%


Performance

     During the 12 month period ended December 31,1998 the Fund had a total return of minus 39.63% compared to a total average return of 22.86% for the growth funds during the same period, as published in the January 11, 1999 Barrons Lipper Mutual Fund Survey.

     The main reason for the under-performance of the Fund during the 12 month period under review has been the uncertainty created by the administrative proceeding brought against the Fund, its adviser and its president by the Securities and Exchange Commission in August, 1997 (see "Litigation"). The Fund suffered net redemption of shares by its stockholders during all the periods after August, 1997. It had to liquidate its holdings continuously to pay for redemption of shares and increased expenses due to litigation. No management and administrative fees were charged for the period.


Year-by-Year Total Returns
(Percentage)

                           1994        1995        1996       1997        1998

Hudson Investors Fund      -3.8       -6.97        7.98     -30.33      -39.63
S & P                      1.32       37.58       22.96      33.36       28.58

[INSERT BAR CHART]

                            Comparison of Change in Value of $10,000 Investment
                                in Hudson Investors Fund and S & P 5000

[THE FOLLOWING TABLE WAS RESPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


-------------------------------------------------------------------------------
                    8/1/94  12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
--------------------------------------------------------------------------------
Hudson Inv. Fund     10000      9620       8520       9200       6410       3870
--------------------------------------------------------------------------------
       S & P 500     10000     10176      14000      17214      22957      29445
--------------------------------------------------------------------------------


FEATURES IN DETAIL

Description

Hudson Investors Fund, Inc. (the "Fund") is a Maryland corporation. It is a diversified open-end investment management company seeking as its primary objective growth of capital with production of income as a secondary objective. The Fund seeks to achieve these objectives through investment in the securities of companies which meet strict ethical standards. The Fund commenced its operations in August 1994.

Management

Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. There are 7 Directors, 4 of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board meets regularly four times each year, and at other times as necessary.

By virtue of the functions performed by Hudson Advisors, Inc. as Investment Manager and Hudson Investment Management, Inc., as Administrator, the Fund requires no employees other than its executive officers, all of whom are employed by the Manager or Administrator. Javed Latef has been President of both these companies since their inception in 1993. Prior to that time he was President of Hudson Investors Group, Inc., a private fund located in Cedar Grove, New Jersey.

The Statement of Additional Information contains the names of and general background information regarding each Director and Principal Officer of the Fund.

Litigation

     On March 30, 1999, an Administrative Law Judge of the Securities and Exchange Commission ordered the Fund, its Adviser and its President to "cease and desist from committing or causing a violation or any future violation of
Section 17(a) of the Securities Act, Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder, Section 34(b) of the Company Act". The Adviser was additionally ordered to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder". Mr. Latef was additionally ordered to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended Mr. Latef from "being associated with an investment adviser or an investment company for a period of three months". Mr. Latef filed a petition for review by the Commission of this initial decision with regard to him personally. The Fund and the Adviser decided not to file such a petition.

Investment Objectives, Policies and Risks

The Fund seeks to provide growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards. For example, as more fully set out below, the Fund does not invest in business enterprises which are involved to any significant degree in gambling or the manufacture, sale or distribution of tobacco products or alcoholic beverages, which lend money for interest, support or countenance violations of human rights, or recklessly or unlawfully pollute the environment. Rather, the Fund concentrates its investments in businesses in which nearly all strict moral and ethical investors, regardless of personal, philosophical, religious or moral standard would feel comfortable in supporting.

Investment may be made in domestic and foreign common and preferred securities or in instruments convertible into such securities. The issuers of these securities may range from very small to very large companies. Consequently, the securities purchased may range from "penny" stocks with substantial risk to "blue chips" with comparatively lower risk. The Fund intends to limit investment in "penny" stock to no more than 25 % of it's net assets. The Fund may invest up to 10% of its net assets in unregistered securities, although the Fund may take into consideration the likelihood of any such company registering these or any of its securities in the foreseeable future. Current income (exclusively through dividends) is secondary to the primary goal of capital appreciation.

The investment objectives of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the Fund's investment objectives will be achieved.

THE INVESTMENT SELECTION PROCESS

Potential investment portfolio selections (based on traditional investment considerations) will be identified by Hudson Advisers, Inc. ("the Manager"), using standard research techniques, such as publicly available financial and operational data. Once potential investments are identified, a more detailed investigation of the financial affairs and the products, services and policies of the potential investment will be considered. The Fund may conduct personal interviews with company officials, inspect facilities or use other appropriate methods, in addition to traditional investment techniques, to ascertain whether the company is the type of concern which would meet the Fund's particular requirements.

After a security has been purchased, investigation of the company does not end. The Manager will continuously monitor the companies in the Fund's portfolio, including monitoring all publicly available information concerning the company, including the business press, communications with shareholders and Securities and Exchange Commission filings.

If after the initial purchase by the Fund it is determined that a company's activities fall within the prohibited activities, the securities of such company will be eliminated from the portfolio if a gain would result from the immediate sale. In no event, however, will such security be retained longer than six months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

PARTICULAR CONSIDERATIONS

Consideration of any particular investment first involves an assessment of whether that business entity's primary business purpose, product or service is consistent with the strict ethical and moral foundations upon which the Fund is based. While no list of ethical considerations can be exhaustive or complete, an understanding of the restrictions on investment must include at its base the fundamental concept that modern society necessarily brings each person into daily contact with forces that many would like to avoid and certainly would not want to invest in. Broad categories of products and service industries that many would care to avoid include alcoholic beverages, tobacco, illicit drug paraphernalia, literature or material that is pornographic or supportive of lifestyles based on drug abuse, violence or immorality as well as enterprises which own or draw a significant portion of their revenues or income from operating casinos, which offer entertainment of a lewd or immoral nature, or which primarily sell or distribute any of the products mentioned above (hereinafter, "prohibited activities").

The Fund will not lend money for interest, nor will it invest in organizations that do so, including banks. Rather, the Fund will at all times, to the extent possible, invest in equity securities and equity equivalents. Dividend income will be permitted and the Fund may invest in dividend producing securities.

The Fund also will not invest in a business enterprise which, regardless of its products or services, diminish the quality of life. For example, the Fund will not knowingly invest in any corporation which does not meet or exceed the environmental requirements of the jurisdictions in which it operates or otherwise recklessly destroys or pollutes the environment. The Fund will not invest in any business which countenances, by its presence or otherwise, violations of human rights such as apartheid or genocide.

Naturally, many of the decisions will be subjective and will involve decisions such as materiality. There are few, if any, universal measurements of ethical or moral standards. The selection of appropriate investments, therefore, will largely be within the discretion and judgment of the management of the Fund. In addition, it should be noted that the moral and ethical considerations inherent in the Fund's investment philosophy necessarily limit the available investments compared with funds with no such criteria.

PARTICULAR MANAGEMENT POLICIES REGARDING INTEREST

The Fund will at all times, to the extent possible, be fully invested in equities such as common stock and preferred stock. The Fund believes many ethical investors are uncomfortable with lending money for interest and the Fund will avoid this type of investment. The consequence of not investing in interest-bearing securities is that the Fund will not enjoy the cash flow generated by interest income and may be invested in equity securities that do not produce current income. Interest income unavoidably incurred will be minimal and, if any is realized, will be donated to neutral charities meeting Internal Revenue Service requirements. Such charities would include the American Red Cross or the United Way. It is important to keep in mind that it is not the intention or the purpose of the Fund to make charitable contributions. Rather, it is to avoid profit realized from the lending of money for interest. Unfortunately, in the modern world funds must necessarily flow through the banking system and through brokerage accounts, making interest income almost impossible to avoid. But the Fund will be scrupulous in being fully invested in equities and equity equivalents as quickly as possible and it is anticipated that interest income will be kept to a bare minimum.

The Fund believes it will be sufficiently liquid to meet redemption request even without depositing money in interest bearing accounts. A significant portion of the Fund's portfolio will be in common stocks which are readily tradable on national securities exchanges and markets. However, unlike other investment companies, the Fund cannot invest in debt securities for temporary defensive purposes. This may adversely affect the Fund's performance in difficult market situations.

Management and Administration Fees

The Investment Advisor to the Fund is Hudson Advisers, Inc. (the "Manager"), 790 Bloomfield Avenue, P.O. Box 2070, Clifton, New Jersey 07013.

The Manager provides investment advisory services exclusively for the Fund. It's principal executive officer, who is also a director of the Fund, is Javed Latef. Pioneer Spirit 2000, Inc. entered in to a memorandum of understanding on April 30, 1999 to acquire all the shares of the Manager ( Hudson Advisers, Inc.) subject to compliance by the Fund and the Manager with the applicable provisions of the Investment Company Act of 1940 prior to completion of the transaction.

The Manager was formed in 1993. Mr. Latef, in addition to the background set forth in the Statement of Additional Information under "Directors and Officers of the Fund" has the experience of running a private pool of money invested in the same ethical manner as set forth under "Investment Objectives and Policies of the Fund - Particular Considerations".

Subject to the supervision and direction of the Fund's Board of Directors, the Manager manages the Fund's investment portfolio in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund.

The Manager performs these services for an investment management fee payable monthly at an annual rate of the Fund's average daily net asset value as follows:

         Up to $20 million                                     1.00%
         $20-100 million                                       0.50%
         Over $ 100 million                                    0.25%

It should be noted that the Management Fee is higher than that paid by most investment companies. However, it should be noted that other larger investment companies have the benefit of significant economies of scale not available to the Manager. Consequently, although such other companies may charge a smaller percentage, because they have a much larger pool of money, they in reality realize higher gross dollar fees. In addition, the Board of Directors has determined that the services provided by the Manager are greater than in the case of an investment company that does not have the detailed ethical considerations inherent in the Fund's operations. The Manager must not only perform traditional economic, financial and business analyses of prospective investments and continual review of existing investments, but must also make a careful analysis and investigation of the ethical implications of each company's activities.

Hudson Investment Management, Inc. (the "Administrator"), 790 Bloomfield Ave., P.O. Box 2070, Clifton, NJ 07012 provides certain administrative services to the Fund, including assistance with certain federal and state compliance matters. The Administrator keeps, updates and administers share purchase and redemption requests, and compiles and provides to the shareholders periodic information and performance reports. The Administrator receives a fee payable monthly at the annual rate of 0.25% of the Fund's average daily net asset value. It may receive additional fees from the Manager for any services provided on its behalf. Pioneer Spirit 2000, Inc. On April 30, 1999 Pioneer Spirit 2000, Inc. contracted to acquire all shares of Hudson Investment Management, Inc.

The Fund will use certain registered broker-dealers as required to register the Fund's shares in order to comply with the various state securities laws.

For a more complete description of the terms of the Investment Advisory Agreement, as well as for the guidelines followed by the Manager in seeking to obtain the best price and execution of the purchase and sale of securities for the Fund, please refer to the Statement of Additional Information.

The Administrator is an "affiliated person" of the Manager, since they are under common control.

BUYING AND SELLING SHARES

Computation of Net Asset Value

The net asset value per share of the Fund is determined once each business day as of the close of regular trading hours (currently 4.00 p.m. New York time) on the New York Stock Exchange. Such determination will be made by dividing the value of all securities and other assets (including dividends accrued but not collected) less any liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities are valued as follows:

     1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

     2. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

     3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments. The Fund does not intend to own securities which may need to be valued by amortized cost method.

          Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares".

How to Buy Shares

Shares of the Fund are offered on a continuous basis at the net asset value. The net asset value per share of the Fund, and hence the purchase price of the shares, will vary with the value of securities held in the Fund's portfolio. Purchasers of the Fund's shares pay no "sales load"; the full amount of the purchase price goes toward the purchase of shares of the Fund. Purchases are made at the net asset value next determined by the Fund's Manager, Hudson Advisors, Inc. following receipt of a purchase order at the address set forth below, accompanied by payment for the purchase. The Fund may also from time to time accept wire purchase orders from broker/dealers and institutions who have been approved previously by the Fund.

Orders for shares of the Fund received prior to the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. New York time) are confirmed as the net asset value determined at the close of regular trading hours on the Exchange on that day.

Orders received at the address set forth below subsequent to the close of regular trading hours on the New York Stock Exchange will be confirmed at the net asset value determined at the close of regular trading hours on the next day the New York Stock Exchange is open.

An account may be opened and shares of the Fund purchased by completing the Investment Application enclosed within this Prospectus and sending the Application, together with a check for the desired amount, payable to "Hudson Investors Fund, Inc. " c/o Hudson Investment Management, Inc., 790 Bloomfield Avenue, P.O. Box 2070, Clifton, New Jersey, 07012. The minimum amount for the initial purchase of shares of the Fund is $100.00. This minimum amount will remain in effect until the Fund reaches 2,000 shareholders, after which time the minimum amount for initial purchases will be $5,000.00. PLEASE NOTE: A $30 FEE WILL BE CHARGED TO YOUR ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE CUSTODIAN DUE TO INSUFFICIENT FUNDS.

You may also pay for shares by instructing your bank to wire federal funds to the Fund. Federal funds are monies of member banks within the Federal Reserve System. Your bank must include the full name(s) in which you account is registered and your Fund account number, and should address its wire as follows:

       Summit Bank Hackensack/Trust                 ABA #021202162
       For
       A/C

       FBO "Hudson Investors Fund, Inc."
       Account of
       Shareholder Account #1400634005

If you are opening a new account by wire transfer, you must first telephone Hudson Investment Management at (973) 458-8000 to request an account number and furnish your social security or other tax identification number. A completed application with signature(s) of registrant(s) must be filed with the Fund immediately subsequent to the initial wire. Federal funds wires must be in amounts of $ 1,000 or more. Your bank will generally charge a fee for this wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Shares of the Fund may be purchased or redeemed through certain broker/dealers who may charge a transaction fee, which would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.

The Fund reserves the right to reject purchases under circumstances or in amounts considered disadvantageous to the Fund. CERTIFICATES WILL NOT BE ISSUED UNLESS REQUESTED IN WRITING BY THE REGISTERED SHAREHOLDER(S).

The Fund is required by federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations regarding Tax ID Certification. In order to avoid this withholding requirement, you must certify through signature on your Application, or on a separate W-9 Form supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

While the Fund provides most shareholder services, certain special services, such as a request for a historical transcript of an account, may involve an additional fee. To avoid having to pay such a fee for these special services, it is important that you save your last year-to-date Confirmation Statement received each year.

PLEASE REFER ALL QUESTIONS AND CORRESPONDENCE ON NEW AND EXISTING ACCOUNTS (SUCH AS PURCHASES OR REDEMPTIONS, OR STATEMENTS NOT RECEIVED), DIRECTLY TO THE FUND, BY WRITING TO HUDSON INVESTORS FUND, INC., 790 BLOOMFIELD AVE., P.O. BOX 2070, CLIFTON, NEW JERSEY 07013, OR BY CALLING THE FUND CUSTOMER SERVICE DEPARTMENT AT
(973) 458-8000. PLEASE REFERENCE YOUR FUND ACCOUNT NUMBER.

How to Add to Your Account

BUYING MORE SHARES

Subsequent purchases maybe made in amounts of $100 or more. (Note: There are no minimum investment amounts applied to retirement plans.) After each purchase you will receive an account statement for the shares purchased. Once a shareholder's account has been established, additional purchases may be made by sending a check made payable to "Hudson Investors Fund, Inc." to the Fund c/o Hudson Investment Management, Inc., 790 Bloomfield Ave., P.O. Box 2070, Clifton, New Jersey, 07012. Please enclose the stub of your account statement and include your Fund account number on your check (as well as the attributable year for retirement plan investments, if applicable).

REINVESTING DIVIDEDS AND CAPITAL GAINS DISTRIBUTIONS

Any shareholder may at any time request and receive automatic reinvestment of any Fund income dividends and capital gains distributions, or income dividends only, or capital gains distributions only, in additional shares of the Fund unless the Fund's Board of Directors determines otherwise. Under this arrangement, the Fund sells to the shareholder full and fractional shares at the net asset value per share, adds these shares to the shareholder's unissued certificate account, and sends the shareholder an account statement reflecting the reinvestment. The $100 minimum requirement for subsequent investments does not apply to such reinvestment.

The election to reinvest may be made on the Investment Application enclosed within this Prospectus or by writing to Hudson Investors Fund, Inc., c/o Hudson Investment Management, Inc., 790 Bloomfield Ave., P.O. Box 2070, Clifton, New Jersey 07012. Any such election will automatically continue for subsequent dividends or distributions until written revocation is received by the Fund.

How to Redeem Shares

BY WRITTEN REQUEST ONLY: Shareholders may only redeem shares of the Fund by mail, by writing directly to the Fund and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears on the form of registration and must include the Fund account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shareholders holding stock certificates must deliver them along with their signed redemption requests.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. SIGNATURE GUARANTEES ARE REQUIRED FOR: (1) all redemptions of $5,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank, and (4) requests to transfer the registration of shares to another owner. The Fund requires that signatures be guaranteed by an "eligible guarantor institution" as defined in rule 17Ad-I 5 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Fund cannot accept guarantees from notaries public.

In certain instances, the Fund may require additional documents, such as certified death certificates or proof of fiduciary or corporate authority. (NOTE: PLEASE CALL HUDSON INVESTORS FUND, INC. TO VERIFY REQUIRED LANGUAGE FOR ALL RETIREMENT REDEMPTION REQUESTS). No redemption shall be made unless a shareholder's investment application is first on file. In addition, the Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

Redemption requests mailed to the Fund's "Investment Manager" located in Clifton, New Jersey must be forwarded to the Fund's Administrator and will not be effected until they are received and determined to be in good order by the Fund's Administrator. The Fund's Administrator cannot accept redemption requests which specify a particular forward date for redemption. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account for its then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000.00, provided such reduction in value below the minimum is due to shareholder redemptions and not due solely to reduction in net asset value due to the Fund's performance. The shareholder will be notified that the value of his or her account is less than the required minimum and will be allowed at least 30 days to bring the value of the account up to at least $1000.00 before the redemption is processed.

The redemption price will be the net asset value of the shares to be redeemed as determined at the first close of regular trading hours on the New York Stock Exchange after receipt of such shares to be redeemed. No redemption charge will be made. Payment for shares redeemed is made within seven days after receipt in good order, at the address set forth above, of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to the shareholder's address of record. Please note, a $20 fee will be charged to your account at the time of redemption if instructions to wire proceeds are given; there is no fee to mail proceeds.

The right of redemption may not be suspended or payment upon redemption deferred for more than seven calendar days except: (1) when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed, other than for, weekends and holidays, (2) when the Securities and Exchange Commission has by order permitted such suspension or (3) when an emergency, as defined by the Rules of the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless a shareholder withdraws his request for redemption, he will receive payment at the net asset value next determined after termination of the suspension.

As provided in the Fund's Articles of Incorporation, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in kind. However, the Fund has elected, pursuant to Rule 18f- I under the Investment Company Act of 1940, to redeem its shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of the Fund. Any portfolio securities paid or distributed in kind would be valued as described under "Computation of Net Asset Value". Subsequent sale of such securities would require payment of brokerage commissions by the investor.

The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the net asset value of the Fund's shares at the time of redemption.

Systematic Cash Withdrawal Plan

The Fund offers a Systematic Cash Withdrawal Plan as another option which may be utilized by an investor who wishes to withdraw funds from his account on a regular basis. To participate in this option an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $500 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Investment Application enclosed within this Prospectus, indicating the amount of the distribution and the desired frequency.

An investor should realize that if withdrawals exceed income dividends and capital gain distributions, the invested principal will be depleted. Thus, depending on the size of the withdrawal payments and fluctuations in the value of the shares, the original investment could be exhausted entirely. An investor may change or stop the Plan at any time by written notice to the Fund. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS MUST BE AUTOMATICALLY REINVESTED TO PARTICIPATE IN THIS PLAN. Stock certificates cannot be issued under the Systematic Cash Withdrawal program.


Tax Treatment: Income Dividends and Capital Gains

The Fund expects to distribute quarterly substantially all of its net investment income, if any, and annually all of its net realized capital gains, if any. Any distribution paid necessarily reduces the Fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of the Fund (see "Reinvesting Income Dividends and Capital Gains Distributions" above).

The Fund intends to meet the requirements for the special tax treatment afforded certain investment companies and their shareholders under Subchapter M of the Internal Revenue Code. Under such circumstances, the Fund is not subject to federal income tax on such part of its ordinary taxable income or net realized long-term capital gains that it distributes to shareholders. Distributions paid by the Fund from net investment income and short-term capital gains (but not distributions paid from long-term capital gains) will be taxable as ordinary income to shareholders, whether received in cash or reinvested in the Fund. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund for the year. Shareholders who are citizens or residents of the United States will be subject to federal taxes with respect to long-term realized capital gains which are distributed to them, whether or not reinvested in the Fund and regardless of the period of time such shares have been owned by the shareholders. Detailed federal tax information will be furnished to each shareholder after the end of each calendar year.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months, will be deemed for federal tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are paid (as expected) during January of the following year.

Prior to purchasing shares of the Fund, the impact of dividends or capital gains distributions which are expected to be announced or have been announced but not paid should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his or her shares by the per share amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, which may be at ordinary income tax rates.

A taxable gain or loss may be realized by an investor upon his redemption, transfer or exchange of shares of the Fund, depending upon the cost of such shares when purchased and their price at the time of redemption, transfer or exchange.

The information above relates only to federal taxes. Income and capital gains distributions may also be subject to state and local taxes.


Performance Calculations

From time to time, performance information, such as total return for the Fund, may be quoted in advertisements or in communications to shareholders. The Fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the fund during the period are reinvested in Fund shares.

The total return of the Fund may be compared to that of other mutual funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and Morningstar Inc.

Performance quotations of the Fund represent the Fund's past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield and total return.

Description of Common Stock

The Fund is a Maryland corporation organized on March 12, 1993. The Fund's authorized capital is 200 million shares of Common Stock, par value $0.001 per share. Each share has equal voting, dividend and liquidation rights. The outstanding shares are, and shares offered by this Prospectus when issued for a consideration in excess of the par value will be, fully-paid and non-assessable. Shares have no preemptive or conversion rights and are freely transferable.

Shares may be issued as full or fractional shares and each fractional share has proportionately the same rights as provided for full shares.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

The Fund does not presently intend to hold annual meetings of shareholders except as required by the Investment Company Act of 1940 or other applicable law. However, it should be noted that only 10% of the shareholders are necessary to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

General Information

The Fund's complete address is:             Hudson Investors Fund, Inc.
                                            790 Bloomfield Avenue,
                                            P.O. Box 2070
                                            Clifton, New Jersey 07012

Its telephone number is:              (973) 458-8000

           As used in this Prospectus the term "majority" means the holders of the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the Fund's outstanding shares.

Custodian and Transfer Agent

Summit Bank, 210 Main Street, Hackensack, New Jersey serves as Custodian of all securities and cash owned by the Fund.

The Custodian performs no managerial or policy making functions for the Fund. Pursuant to an agreement between the Custodian and the Administrator, the Administrator performs certain administrative and record-keeping services for the Custodian. The Custodian re-allows a portion of its custody fee to the Manager for providing those services delegated to it by the Fund.

Jersey Transfer and Trust Co., 201 Bloomfield Avenue, Verona, New Jersey serves as the Fund's Transfer Agent.

Audits and Reports

Investors in the Fund will be kept informed of its progress through quarterly reports showing diversification of portfolio, principal security changes, statistical data and other significant data and annual reports containing audited financial statements. The Fund's independent certified public accountants are Demian & Company, 60 Walnut Avenue, Suite 100, Clark, New Jersey.

29

PROSPECTUS
   August 5, 1999


INVESTMENT MANAGER
       Hudson Advisers, Inc.
       790 Bloomfield Avenue
       P.O. Box 2070
       Clifton, New Jersey 07012
       Telephone (973) 458-8000

ADMINISTRATOR
       Hudson Investment Management, Inc.
       790 Bloomfield Avenue
       P.O. Box 2070
       Clifton, New Jersey 07012
       Telephone (973) 458-8000

CUSTODIAN BANK
       Summit Bank
       Investment Management Division
       201 Main Street
       Hackensack, NJ 07602

TRANSFER AGENT
       Jersey Transfer and Trust Co.
       201 Bloomfield Avenue
       P.O. Box 36
       Verona, NJ 07044

INDEPENDENT ACCOUNTANTS
       Demian & Co.
       60 Walnut Avenue, Suite 100
       Clark, NJ 07066

LEGAL COUNSEL
       John W. Belash, Esq.
       110 Wall Street, Suite 15B
       New York, NY 10005

                           HUDSON INVESTORS FUND, INC.


                           HUDSON INVESTORS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  August 5,1999


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE FUND'S ANNUAL REPORT IS INCORPORATED HEREIN.

TO OBTAIN A FREE ADDITIONAL COPY OF THE PROSPECTUS DATED AUGUST 5, 1999,  PLEASE
CONTACT  HUDSON   INVESTORS  FUND,  INC.,  790  BLOOMFIELD   AVENUE,   P.O.  BOX
2070,CLIFTON, NEW JERSEY 07012, OR CALL COLLECT TO THE FUND AT (973) 458-8000.

                                TABLE OF CONTENTS


                                                                            Page


       Statement of Additional Information                                    3

       Fund History                                                           3

       Description of the Fund and Its Investments and Risks                  3

       Management of the Fund                                                 4

       The Investment Advisory Agreement                                      6

       The Administrative Agreement                                           6

       Fees Paid to Manager and Administrator                                 6

       Portfolio Transactions and Brokerage Commissions                       6

       Additional Information Concerning Taxes                                6

       Additional Information on Performance Calculations                     7

       Financial Statements                                                   8

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read in conjunction with the Prospectus of the Fund having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus of the Fund.

Fund History

The Fund was incorporated in the State of Maryland on March 18, 1993. On August 9, 1994 the registration statement was declared effective by the U.S. Securities and Exchange Commission. The Fund's objective is growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards.

Description of the Fund and Its Investments and Risks

CLASSIFICATION

Hudson Investors Fund, Inc. is a diversified open-end management investment company.

INVESTMENT STRATEGIES AND RISKS

The Fund seeks to provide growth of capital through equity investment in business enterprises whose primary products, services and conduct meet strict ethical standards. For example, as more fully set out below, the Fund does not invest in business enterprises which are involved to any significant degree in gambling or the manufacture, sale or distribution of tobacco products or alcoholic beverages, which lend money for interest, support or countenance violations of human rights, or recklessly or unlawfully pollute the environment. Rather, the Fund concentrates its investments on businesses in which nearly all strict moral and ethical investors, regardless of personal, philosophical, religious or moral standard would feel comfortable in supporting.

Investment may be made in domestic and foreign common and preferred securities or in instruments convertible in to such securities. The issuers of these securities may be from very small to very large companies. Consequently, the securities purchased may range from "penny" stocks with substantial risk to "blue chip" stocks with comparatively lower risk. The Fund intends to limit investment in "penny" stock to no more than 25 % of it's net assets. The Fund may invest up to 10% of its net assets in unregistered securities, although the Fund may take into consideration the likelihood of any such company registering these or any of its securities in the foreseeable future. Current income
(exclusively through dividends) is secondary to the primary goal of capital appreciation.

The Fund cannot invest in debt securities for temporary defensive purposes. This may adversely affect the Fund's performance in difficult market situations. The Fund, by conforming to its investment objectives may not be able to invest in certain market segments. Thus, it may have to forgo some of the advantages of rotating the portfolio to segments expected to show growth.

INVESTMENT RESTRICTIONS

A list of the Fund's Investment policies and restrictions, including those policies and restrictions that can be changed by the Board of Directors without shareholder approval, can be found on page 3 of the Fund's Prospectus dated August 5, 1999.

The following investment restrictions are deemed fundamental policies and may be changed only by the approval of the holders of a "majority" of the Fund's shares (as defined under "General Information"):

The Fund will not:

1.   Borrow money or engage in collateralized or covered short sales.

2. Issue any senior securities (as defined in the Investment Company Act of 1940).

3.   Act as an underwriter of securities.

4.   Purchase or sell real estate.

5. Invest less than 75% of the value of its total assets in securities limited in respect to any one issuer to an amount not exceeding 5% of the value of its total assets, Government securities (as defined in the Investment Company Act of 1940), cash and cash items. (There is no similar restriction as to the investment of the balance of the Fund's total assets). It should be noted however that the Fund will not invest in any interest bearing instruments. Consequently, there may not be any Government Securities or cash items available to the Fund.

6. Purchase or own 10% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935).

7. Purchase the securities of an issuer, if, to the Fund's knowledge, one or more Officer(s) or Director(s) of the Fund or of its Investment Advisor or Manager individually own more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

8.   Make loans to other persons or lend or deposit money for interest.

9.   Invest in options or commodities.

10.  Invest more than 25% of the assets of the Fund in any one industry.

The following Investment Restrictions may be changed by the Board of Directors of the Fund:

1.   Invest for the purpose of exercising control or management.

The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of the Fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if the Fund receives securities by reason of a merger or other form of reorganization.

PORTFOLIO TURNOVER

The portfolio turnover was 77% in 1998 and 108% in 1997.

Management of the Fund

Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. There are 7 Directors, 4 of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board meets regularly four times each year, and at other times as necessary.

The following have consented to act as the directors and executive officers of the Fund. Their position with the Fund, their addresses, affiliations, if any, with the Investment Advisor or Manager, and principal occupations during the past five years are set forth below. An asterisk (*) after a name indicates an "interested person" as such term is defined in the Investment Company Act of 1940.

OFFICERS AND DIRECTORS

Akram Choudhry*, age 49, the Chairman and a Director of the Fund, has owned several privately held import/export concerns for over ten years. He holds a Bachelor's degree in Accounting from Pace University, New York, New York, awarded in 1976. Mr. Choudhry is also chairman of Hudson Investors Group, a private fund located in Cedar Grove, New Jersey. Mr. Choudhry owns more than 10% of the Fund's shares individually.

Javed Latef*, age 55, has been the President and a Director of the Fund since inception. Prior to that time he was President of the Hudson Investors Group, Inc., a private fund located in Cedar Grove, New Jersey. Mr. Latef is a Chartered Accountant in England and Wales. Mr. Latef received his MS, Business from the University of Edinburgh, Scotland. Mr. Latef is also President of Hudson Investors Group, Inc.

DIRECTORS

Amer Choudhry*, age 26, received his BA from Montclair State University, Montclair, New Jersey. He is the son of Akram Choudhry, Chairman of the Board of Directors of the Company.

A. Bari Lateef, age 59, has been the Chief Executive Officer of Tri-State Laboratories for in excess of the last ten years. He holds a Ph.D. in Chemistry from the University of Newcastle, England.

Rashid J. Khan, M.D., age 49, is a surgeon who earned his medical degree from King Edward Medical College, University of the Punjab, Lahore, Pakistan. He is a Diplomat of the American Board of Surgery, Fellow of the American College of Surgeons and Fellow of the International College of Surgeons.

Pieter J. De Jong, age 51, Attorney, Partner de Jong & Weber, General Counsel First Connecticut Consulting Group, Inc., a diversified financial and investment services company. He holds a Doctor in Law degree from University of Toledo.

E. J. Sobek, age 48 is President of American Eagle Food Products, Inc. He has held several executive positions with multi-national food corporations.

COMPENSATION OF DIRECTORS

The officers and directors of the Fund receive no direct compensation from the Fund for services to it. There are no separate audit, compensation or nominating committees of the Board of Directors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Akram Choudhry, 790 Bloomfield Avenue, Clifton, 07012, Chairman and Director of the Fund owns 38% of the shares of the Fund individually. Mr. Choudhry is the only "control person" of the Fund.

First Trust Corp., Denver, Colorado for the account of Mariano Marquez, owns more than 10% but is not a "control person".

The Investment Advisory Agreement

The Investment Advisory Agreement (the "Agreement") requires Hudson Advisers, Inc. (the "Manager"), to furnish research, statistical and administrative services and advice, reports and recommendations with respect to the Fund's portfolio, and to compute the net asset value of the Fund's shares and maintain the books and records of the Fund. The Agreement provides that the Manager is not required to give the Fund preferential treatment as compared with the treatment given to any other customer or investment company. In addition, the Manager furnishes to the Fund office space and facilities necessary in connection with the operation of the Fund. The Fund pays, or arranges for others to pay, all other expenses in connection with its operations.

The investment advisory fee payable under the Agreement is payable monthly, at an annual rate set forth in the Prospectus under "Investment Manager and the Administrator." The same section in the Prospectus provides the details about a memorandum of understanding signed by the manager, whereby its shares may be acquired by another company.


The Administrative Agreement

Hudson Investment Management, Inc. (the "Administrator") provides certain administrative services to the Fund, including assistance with all federal and state compliance matters. The Administrator receives a fee payable monthly at the annual rate set forth in the Prospectus under "Investment Manager and the Administrator." The same section in the prospectus sets out pertinent information about acquisition of this company by another company.

The Administrator also serves as the Fund's accounting services agent, and has responsibility for certain accounting services (e.g. computation of the net asset value of the Fund's shares and maintenance of the Fund's books and, financial records).

Fees Paid to Manager and Administrator

The Manager, Hudson Advisers, Inc., and Administrator, Hudson Investment Management, Inc. are paid fees based on net assets of the Fund calculated at the annual rates shown below and paid monthly:

                                        Manager           Administrator
         Up to $20 million              1.00%             0.25%
         $20 to $100 million            0.50%             0.25%
         Over $ 100 million             0.25%             0.25%

Management fees and administrative fees were waived till December 31, 1998.

Portfolio Transactions and Brokerage Commissions

The Investment Advisory Agreement contains provisions which authorize the Manager to recommend and cause the Fund to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Fund, viewed in terms of the particular transaction or the overall responsibilities of the Manager with respect to the Fund. In addition, the Investment Advisory Agreement recognizes that the Manager may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations.

Additional Information Concerning Taxes

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS
A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as short term capital gains and non-qualifying dividends, the percentage of the dividends from the Fund that qualifies for the deduction generally will be less than 100%.

CAPITAL GAINS DISTRIBUTIONS
The Fund's long term capital gains distributions are federally taxable to shareholders generally as capital gains.

RETURN OF CAPITAL
If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

FOREIGN TAX CREDIT OR DEDUCTION
Foreign governments may withhold taxes on dividends earned by the Fund with respect to foreign securities. Foreign governments may also impose taxes on other payments and gains with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

OTHER TAX INFORMATION
As stated in the Prospectus, the Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year.

A nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any fiscal year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Information on Performance Calculations

From time to time, the Fund's total return may be quoted in advertisements, shareholders reports or other communications to shareholders.

TOTAL RETURN CALCULATIONS
The Fund computes its aggregate total and average annual return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of the hypothetical $ 1,000 initial investment by $1,000 and raising the quotient to a power equal to one dividend by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:

                        P (1 + T) TO THE POWER OF n = ERV

                        P=        hypothetical initial investment of $1,000

          Where:        T=        average annual total return

                        n=        number of years

                        ERV= ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period.

Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Additionally, shareholders should be aware that while certain banks have FDIC insurance, investments in the Fund are NOT insured.

Financial Statements

The financial statements of the Fund which appear in this Statement of Additional Information have been examined by Demian & Company, 60 Walnut Avenue, Suite 100, New Jersey 07066, independent certified public accountants. The report of the said firm of accountants given upon their authority as experts in accounting and auditing is also included.

                          INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders
     Hudson Investors Fund, Inc.
     790 Bloomfield Ave., P.O. Box 2070
     Clifton, New Jersey 07015

     We have  audited  the  accompanying  statement  of assets and  liabilities, including the portfolio of investments, of Hudson Investors Fund, Inc. as of December 31, 1998, and related statements of operations for the year then ended and changes in net assets for the year ended, and the financial highlights of the year. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hudson Investors Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the period then ended, and the selected financial highlights for the period then ended, in conformity with generally accepted accounting principles.


Peter Demian, CPA                                                  June 10, 1999
Demian & Co.
Clark, N.J.



60 Walnut Avenue, Suite 100, New Jersey. Phone(732) 382-5888, Fax (732) 548-5567

                           HUDSON INVESTORS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31,1998

Assets

        Investments at value                                                  $    5,560.40
        (Cost $26,006.20)
        Liquid Assets in Custodian Account                                    $    2,290.96
        Cash                                                                  $      370.14

        Other Assets- Organization Expense                     $125,000.00
            less: amortization                                 $(22,000.00)
                                                                              $  103,000.00
                                                                              --------------
               Total Assets
                                                                              $  111,221.50
                                                                              --------------

Liabilities

Payable for:

            Investor Funds Pending Instructions                               $   10,436.16.
            Accounts Payable
                                                                              $    5,100.00
                                                                              --------------
            Total liabilities
                                                                              $   15,536.16
                                                                              --------------
Net Assets
                                                                              $   95,685.34
                                                                              --------------
Analysis of Net Assets

            Capital Stock,  par value $0.001:
            200,000,000 shares authorized,
            24,789.1305 shares issued and outstanding                         $  227,241.01

            Retained Earnings                                                 $  (34,582.71)
            Net Unrealized Loss on Investments in Securities                  $  (20,445.80)
            Net Loss on Operations                                            $  (64,140.05)
            Net Realized Loss on Sale of Investments                          $  (12,387.11)

                                                                              --------------
            Net Assets applicable to shares outstanding                       $   95,685.34

                                                                              --------------

                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                  PORTFOLIO OF INVESTMENTS AT DECEMBER 31,1998

Market Segment            Number of             Company                Market Value           Percent of
                          Shares                                                              Portfolio

Computer Peripherals            200         Applied Magnetics            1,237.60             22.26

Diversified                  15,800         Hightec Inc.                 4,202.80             75.58

Entertainment                12,000         Classic Vision Entertainment   120.00              2.16

                                                                         ----------           ------
                                                                         5,560.40             100.00


                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                             STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31,1998


Income:

                  Dividends and interest                                           $      333.04
                                                                                   -------------
Expenses:

                  Office expenses
                                                                                   $    1,207.59

                  Custodian and transfer agent fees                                $    5,227.08

                  Regulatory fees and related expenses                             $    2,133.50

                  Filing and quotation services                                    $    3,768.00

                  Professional fees                                                $   42,136.92

                  Amortization of organizational expenses                          $   10,000.00
                                                                                   -------------
                                           Total expenses                          $   64,473.09
                                                                                   -------------

 Net Income /  (Loss) from operations                                              $ (64,140.05)
                                                                                   -------------

 Net realized and unrealized gain (loss) on investments

                 Net realized gain on sales of investments                         $  (12,387.11)

                 Net unrealized appreciation (depreciation) on investments         $  (20,445.80)

                                                                                   -------------

                 Net Increase (decrease) in net assets resulting from operations   $  (32,832.91)

                                                                                   -------------

                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31,1998


Cash Flows From Operating Activities:

Net Income                                                                        $(64,140.05)

Adjustments to Reconcile Net Income to Net Cash Flows From Operating Activities:

         Change in Unrealized Appreciation on Investments in Securities           $ 13,034.90
         Amortization of Organization Expense                                     $(10,000.00)

Changes in Operating Assets and Liabilities:

         Other Assets
         Accounts Payable and Accrued Expenses                                    $ 15,536.16

                                  Net Cash Flows From Operating Activities        $(45,568.99)
                                                                                 ------------
Cash Flows From Investing Activities:

            Capital Gains / (Losses)                                              $(12,387.11)
              Stock Transactions
                                                                                  $ 44,737.90

                                  Net Cash Flows From Financing Activities        $ 32,350.79
                                                                                 ------------

Net Increase (decrease) in Cash                                                   $(13,218.20)
                                                                                 ------------

Cash- Beginning of Year                                                          $  15,879.30
Cash- End of Year                                                                $   2,661.10
                                                                                 ------------


Supplemental Disclosures of Cash Flow Information:

Cash Paid During the Year for:
                                  Interest                                         $     0.00
                                  Income Taxes                                     $     0.00



                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                           YEAR ENDED DECEMBER 31,1998

                                                                       Year ended December 31,
                                                                       1998              1997
Operations, dividends and capital share activity

   Net investment income                                               333.04            $  1,237.25

   Net realized gain (loss)                                        (12,387.11)           $  6,554.47

   Changes in net unrealized depreciation                           13,034.90            $(33,480.70)

   Net increase in net assets resulting from opera                 (64,473.09)           $(43,045.41)

Net increase (decrease) from capital share transac                  (6,152.34)           $ (3,190.56)
                                                                  -----------            -----------

Total increase (decrease) in net assets                            (69,644.60)           $(71,924.95)



Net Assets Beginning of Year                                       165,329.94            $237,254.89

Net Assets End of Year                                              95,685.34            $165,329.94
                                                                  -----------            -----------


                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                        SELECTED PER SHARE DATA AND RATIO
                       FOR THE YEAR ENDED DECEMBER 31,1998


PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF  PERIOD                      $     6.41

NET INVESTMENT INCOME (LOSS) AND DIVIDENDS DECLARED        $    (2.54)

NET ASSET VALUE, END OF PERIOD                             $     3.87

TOTAL RETURN                                           Loss     39.63%

RATIOS TO AVERAGE NET ASSETS
EXPENSES                                                        49.09%

NET  INVESTMENT INCOME (LOSS)                              $(32,832.91)

SUPPLEMENTAL DATA:
NET ASSETS AT END OF PERIOD                                $ 95,685.34


                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS AT DECEMBER 31,1998


1. DESCRIPTION OF THE FUND

Hudson Investors Fund, Inc. (" the Company") is a registered investment company following guidelines for investing ethically. The Company does not invest in securities of companies in the tobacco, banking, gambling or brewery industries or companies that pollute the environment or condone apartheid, ethic cleansing or other inhuman behavior.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment valuation
Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price (currently 4:00 p.m. New York time) on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.

Portfolio securities are valued as follows:

     1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price at the exchange where the securities are principally traded.

     2. Securities traded in the over-the-counter market are valued at the last sale prices, if carried by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal reporting agency.

     3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method of securities maturing in sixty days or less and other cash equivalent investments.

3. INVESTMENT TRANSACTION AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discounts amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

The fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At

December 31, 1998 the Fund had no purchase commitments.
Fund Share Valuation
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange. The net asset value per share is determined separately for the one class of stock by dividing the Fund's net assets attributable to the class by the number of shares of the stock outstanding.

Federal income taxes and dividends to shareholders.
The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the year ended December 31, 1998. There in no accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1998.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

4. TRANSACTIONS WITH AFFILIATES


Management agreement.
The Fund has management advisory and administration agreements with Hudson Advisers, Inc. and Hudson Investment Management, Inc. who are contracted to exact the following fees:

                     1.00%         Management fee
                     0.25%         Administrative fee

These fees have been waived to the end of 1998. Fees will be charged for the year 1999 and subsequent years.

5. MARGIN LOAN

The Fund has no margin or loan accounts.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for the year ended December 31, 1998 are as follows:

                                        SHARES                    AMOUNT
                                     -------------            -------------
Balance as of December 31, 1997      25,803.7200              $  233,393.35

     Shares issued                       97.8676                     840.00
     Shares redeemed                 (1,112.4571)                 (6,992.34)
                                     -------------            --------------
     Net Increases ( decreases)      (1,014.5895)                 (6,152.34)

 Balance as of December 31, 1998     24,789.1305              $  227,241.01

7. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were $15,590.00 and $61,042.89 respectively, for the year ended December 31, 1998

8. THE FUND HAS NO LEASE OR OTHER FINANCIAL COMMITMENTS

9. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Fund to a concentration of credit risk consist principally of investments in securities. At times, such investments may be concentrated in a particular industry, but it is not the Fund's intention to concentrate its investments in any particular industry on a permanent basis.

10. LITIGATION

On March 30, 1999, an Administrative Law Judge of the SEC ordered the Fund, its Adviser and its President to "cease and desist from committing or causing a violation or any future violation of Section 17(a) of the Securities Act,
Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder, Section 34(b) of the Company Act". The Adviser was additionally required to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder". Mr. Latef was additionally required to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended Mr. Latef from "being associated with an investment adviser or an investment company for a period of three months". Mr. Latef filed a petition for review of this initial decision with regard to him personally, whereas the Fund and the Adviser decided not file such a petition.

11. LARGE SHAREHOLDERS

The Fund has two shareholders' with over a 10% interest in the fund. They are Akram Choudhry and First Trust Corp. for the account of Mariano Marquez.


12. ADVISER AND MANAGEMENT COMPANY CHANGES

All the shares of the Fund's administrator (Hudson Investment Management, Inc.) were acquired by Pioneer Spirit 2000, Inc. on April 30, 1999. Pioneer Spirit 2000, Inc. also entered into a memorandum of understanding as of that date to acquire all the shares of the Fund's adviser (Hudson Advisers, Inc.) subject to compliance by the Fund and the adviser with the applicable provisions of the Investment Company Act of 1940 prior to the completion of the transaction. Both the Fund's administrator and adviser intend to continue performing their contractual obligations to the Fund under their respective contracts.

13. YEAR 2000 DISCLOSURE

The year 2000 issue is the result of computer programs being written using two digits rather than four digits to define the applicable year. Computer programs that have time sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruption of normal business activities.

Based on a recent and ongoing assessment, the Fund's adviser has determined that it will require only off-the-shelf software utilizing a Microsoft Windows platform for all of its computer requirements. The Fund's adviser presently believes that with the modifications to existing off-the-shelf software or conversion to new software, the year 2000 issue will not pose a significant operational problem and will not materially affect future financial results.

The Fund's adviser currently anticipates all its software to be y2k compliant prior to any anticipated impact of year 2000 on its computer systems. The total cost of this new software is not anticipated to be a material expense to the Fund at this time.

                           HUDSON INVESTORS FUND, INC.

                                    Form N-IA


         Part C. Other Information.

Item 23,  Exhibits.

               a.       Articles of Incorporation *
               b.       By-Laws.*.
               c. Provisions of Articles of Incorporations and By-Laws defining the rights of holders of securities being registered.*
               d.       Form of Investment Advisory Agreement.*
               e.       Not Applicable.
               f.       Not Applicable.
               g.       Form of Custodian Agreement-*
               h.       Administrative Agreement. *
               i.       Opinion and Consent of Counsel.*
               j.       Consent of Certified Public Accountants.
               k.       Not Applicable.
               l.       Not Applicable..
               m.       Not Applicable
               n.       Financial Data Schedules, Filed herewith.
               o.       Not Applicable

               *        Previously filed

               Item 24, Persons Controlled by or Under Common Control with the Fund

               None

Item 25, lndemnification.

     Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. Article Seventh of Registrant's Articles of Incorporation, attached hereto as Exhibit (1) and Article II of Registrant's By-laws, attached hereto as Exhibit (2) provide for the indemnification of Registrant's directors and officers.

     Notwithstanding the foregoing, Article Seventh of Registrant's Article of the Annotated Code of Maryland gives Registrant the power (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Registrant, will, unless in the opinion o fits counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Advisor.

Pioneer Spirit 2000, Inc. entered into a memorandum of understanding on April 30, 1999 to acquire all the shares of the Manager subject to compliance by the Fund and the Manager with the applicable provisions of the Investment Company Act of 1940 prior to completion of the transaction. Javed Latef, its president has spent the past eight years as an independent, private investment consultant specializing in ethical investments. He owned 100% stock of the Investment Manager till its acquisition by Pioneer Spirit 2000, Inc. on April 30, 1999.

Item 27.  Principal Underwriter.

None

Item 28.  Location of Accounts and Records.

     All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.3la-I to 3la-31 promulgated thereunder, are maintained by the Fund's Administrator, Hudson Investment Management, Inc., 790 Bloomfield Ave., P.O. Box 2070, Clifton, New Jersey 07012, except for those maintained by the Fund's Custodian, United Jersey Bank, 210 Main Street, Hackensack, New Jersey 07601.

Item 29.  Management Services.

None

Item 30.  Undertakings.

Not Applicable

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clifton, the State of New Jersey, on the 15th day of June, 1999.

     The Registrant hereby certifies that the Post Amendment #3 meets all the requirements for effectiveness in Rule 485(b) under the Securities Act of 1933.

                                                     HUDSON INVESTORS FUND, INC.


                                                    By:  /s/ Javed Latef
                                                       -------------------------
                                                             JAVED LATEF


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                   Title                Date

/s/ Akram Choudhry                          Chairman of the
-----------------                           Board and Director   August 5, 1999
Akram Choudhry

/s/ Javed Latef
---------------
Javed Latef                                 President and        August 5,1999
                                            Director
/s/ E.J. Sobeck
---------------
E.J. Sobeck                                 Director             August 5,1999

/s/ Amer Choudhry
-----------------
Amer Choudhry                               Director             August 5,1999

/s/ A. Bari Latef
-----------------
A. Bari Lateef                              Director             August 5,1999

/s/Pieter J. deJong
------------------
Pieter J. deJOng                            Director             August 5,1999

/s/ Rashid J. Khan
------------------
Rashid J. Khan                              Director             August 5,1999